WEITZ SERIES FUND, INC.

Fixed Income Fund

Government Money Market
Fund

S E M I - A N N U A L
R E P O R T

September 30, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEFIX

(This page has been left blank intentionally.) 2

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five and ten year periods ended September 30, 2002.

Period Ended	Value of Initial $10,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

Dec. 23, 1988	$10,000	$—	$—	$10,000	—%
Dec. 31, 1988	9,939	—	68	10,007	—
Dec. 31, 1989	10,020	—	900	10,920	9.1
Dec. 31, 1990	10,232	12	1,661	11,905	9.0
Dec. 31, 1991	10,625	13	2,597	13,235	11.4
Dec. 31, 1992	10,557	13	3,396	13,966	5.5
Dec. 31, 1993	10,820	14	4,258	15,092	8.1
Dec. 31, 1994	9,961	13	4,763	14,737	-2.4
Dec. 31, 1995	10,847	14	6,199	17,060	15.8
Dec. 31, 1996	10,637	13	7,158	17,808	4.4
Dec. 31, 1997	10,916	14	8,419	19,349	8.6
Dec. 31, 1998	10,989	14	9,653	20,656	6.8
Dec. 31, 1999	10,432	13	10,400	20,845	0.9
Dec. 31, 2000	10,698	14	12,168	22,880	9.8
Dec. 31, 2001	11,033	14	13,743	24,790	8.4
Sept. 30, 2002	10,984	14	14,255	25,253	1.9	†

The Fixed Income Fund’s average annual total return for the one, five and ten year periods ended September 30, 2002, was 2.3%, 6.0% and 6.1%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $13,769. This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†	Return is for the period 1/1/02 through 9/30/02

4

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
September 30, 2002 – Semi-Annual Report

October 10, 2002

Dear Fellow Shareholder:

     The Fixed Income Fund’s total return for the third quarter was +1.9%. Interest income contributed about 1.1% of this gain (after deducting fees and expenses), and unrealized appreciation of our bonds accounted for the balance of +0.8%. This brings our year to date return to +1.9%.

     The table below summarizes average annual total return data for our Fund compared with the average intermediate-term investment grade fixed income fund over one, five, and ten year periods.

	1-Year	5-Years	10-Years

Fixed Income Fund	2.3%	6.0%	6.1%
Average Intermediate Investment Grade Fixed Income Fund*	6.2%	6.5%	6.5%

*Source: Lipper Analytical Services

The following table and chart show a profile of our portfolio and asset allocation as of September 30:

Average Maturity	4.7 years
Average Duration	2.1 years
Average Coupon	4.9%
30-Day SEC Yield at 9-30-02	3.2%
Average Rating	AA

Overview

     A heightened degree of risk aversion permeated the financial markets during the third quarter as talk of war with Iraq, the weak stock market, and economic uncertainty combined to undermine investor confidence. Treasury bonds were the primary beneficiaries of an investor shift away from “risky” assets with the demand for these high quality bonds driving yields down (and prices up) across the yield curve. The result was that most bond investors enjoyed positive returns during the quarter, our portfolio included.

     Corporate bonds didn’t perform nearly as well as U.S. Treasuries. As investors sought out investment safe havens, many companies (particularly those with high debt loads) were confronted with higher credit costs or even a lack of access to the capital markets. The difference between investment-grade corporate bond yields and those of Treasury securities widened to the highest levels in at least 10 years amid heightened skepticism about some company’s ability to repay their debts.

5

     Economic activity was mostly weak during the quarter. While job growth resumed, cumulative losses over the past year (approximately 1 million jobs) have created tremendous insecurity on the part of workers. Manufacturing activity remained sluggish as industries continue to deal with excess capacity resulting from overinvestment during the past decade. Consumer spending (one of the few supports for the economy over the past year) has shown signs of slowing. However, the Federal Reserve decided that economic activity was not weak enough to ease (that is lower) short-term interest rates further.

     One of the dilemmas facing the Fed is that the economic stimulus that has historically resulted from aggressive Fed easing (such as we’ve had over the past nearly 2 years) remains perplexingly absent in the business sector. The economic effects of changes in short-term interest rates are normally felt with a lag effect (approximately 6 to 18 months). Why the economy’s engine has been unable to respond to the large amount of monetary fuel given to it over the past 21 months has some concerned that deflation (an environment where excess capacity results in lower prices, less profits, fewer jobs, and less consumption) is a serious risk for the U.S. economy.

     Going forward, it would appear that the Fed is concentrating on keeping the U.S. economy away from outright deflation. By aggressively lowering interest rates, the Fed seems willing to accept possible inflation (a devil they know how to deal with) in exchange for avoiding deflation (a devil not seen since the depression of the 1930’s).

Investment Strategy

     Before going into an overview of our portfolio, I thought it would be timely to provide a summary of the overall investment objectives and general mechanics of the Fixed Income Fund. Our goal is to generate high current income consistent with the preservation of capital. The Fund consists primarily of short- to intermediate-term bonds, which pay a fixed “coupon” rate of interest. It will normally invest at least 80% of its net assets in fixed-income securities but can and does hold a few common and preferred stocks, which pay relatively high dividends.

     The average maturity of our portfolio is generally under ten years (currently under five) and most of our bonds are “investment grade” (AAA, AA, A, and BBB rated). We believe this higher quality, short- to intermediate-term portfolio approach allows the Fund to generate most of the “coupon” returns of longer-term bonds with significantly less interest rate risk.

     Bond prices change when interest rates change. If interest rates rise, bond prices fall. If rates fall, bond prices rise (as the prices on many bonds have done so far this year). Bonds with longer maturities, assuming other variables are held constant, are more sensitive to changes in interest rates.

     While bonds fluctuate in price from year to year, when they “mature” the Fund receives the face value of the bond. Thus, if the average life of our bonds remains under 10 years (approximately 5 years currently), an investor who holds the Fund for 10 years might expect the annual price fluctuations to roughly cancel each other out. The average return would then approximate the average coupon interest rate (minus expenses). Over shorter holding periods, one’s actual return will likely be higher or lower than the portfolio’s “coupon” yield.

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     Overall, the Fixed Income Fund is meant to be more stable than our stock funds, but it is certainly not risk-free.

Portfolio Review

     Here are some brief comments on some of our largest positions to give you a sense of why we are comfortable in the short-run and hopeful about our long-term prospects.

Mortgage-Backed and U.S. Treasury/Government Securities

     Our mortgage-backed, agency, and Treasury securities are high quality and have very low credit risk. Mortgage-backed securities represent about 15% of our portfolio. They are backed by monthly mortgage payments from homeowners throughout the country. The type of mortgage-backed securities (Planned Amortization Class bonds) we own offer predictability in cash flows (both interest and maturity payments). This predictability has certainly been tested in the past year as homeowners have refinanced their mortgages in unprecedented fashion (which returns cash to mortgage-backed securities holders). In spite of this trend, this portion of our portfolio has performed well.

     U.S. Treasury and government agency securities represent about 24% of our portfolio. Our agency securities are typically represented by either Fannie Mae or Freddie Mac bonds. The securities of both agencies are high quality and their returns relative to Treasuries offer ample compensation for the incremental credit risk we assume.

Corporate Bonds

     Our corporate bond securities (about 19% of our portfolio) are concentrated in relatively mature companies with strong cash flows, which can be used to reinvest in the business as well as service their debt obligations. At times, our equity portfolios are a good source of fixed-income investment ideas. Countrywide Home Loans, Hilton Hotels, Liberty Media, and Citizens Communications are examples of that process at work.

     Cox Communications is a recent addition in the corporate bond area. Cox is the nation’s fifth largest cable television company run by an experienced and conservative management team. During the quarter, we added the company’s 7¾% bonds maturing in 4 years. We were able to purchase these bonds at a discount to their face/par value so our yield-to-maturity (if we hold the bonds to maturity) will exceed the already favorable coupon payment. I believe this investment may exemplify the potential opportunities available in some areas of the bond market created by investors’ aversion to many, if not all, forms of risk.

Common/Preferred Stocks

     For a small part of our portfolio, we will invest in both common and preferred securities when we believe the risk/reward trade-offs are favorable. One criterion we require for an investment in this area is that the security generates a sufficient dividend or income stream to compensate us while we wait for any potential equity upside and for the incremental risk we assume. Redwood Trust 9.74% convertible preferred is an example of a preferred stock of a company (a mortgage real estate investment trust specializing in jumbo loans) whose long-term prospects we like. In addition, we receive a meaningful dividend (9.74%) from this security and can participate in additional equity upside of the company.

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     We added Citizens Communications Equity Units during the third quarter. This security represents an investment where a high dividend (6¾%) is supplemented with the ability to participate in upside potential should Citizen’s common stock appreciate. Citizens is a pure play on the rural wireline industry. The company generates lots of discretionary cash flow, has some control over its destiny, and has management we trust to use the cash flow wisely.

Outlook

     High quality bonds (particularly U.S. Treasuries) have experienced a tremendous rally (higher prices and lower yields) so far this year. From a contrarian’s perspective, it seems increasingly plausible that bearish sentiment in stocks and bullish sentiment in bonds has reached extreme levels. At some point stocks should be perceived to be cheaper than bonds, leading investors to shift money out of bonds into stocks. Therefore, I believe it is prudent to position the Fund for a more bearish bond market going forward by shortening the duration and maturity of the Fund’s holdings. Should interest rates rise and bond prices decline, our Fund should not be hurt as badly as a fund that holds longer-term securities.

     This strategy may act as a drag on returns should interest rates continue to decline sharply. However, given the reflationary stance of the Federal Reserve, I continue to feel that a more conservative stance is warranted.

     If you have any questions about our investments or strategy, please call.

Best Regards,

Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities September 30, 2002 (Unaudited)

Rating	Face amount		Cost	Value

		CORPORATE BONDS — 19.4%
	750,000	Superior Financial Corp. Sr. Notes 8.65% 4/01/03	$750,000	$756,155
A	1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	998,269	1,060,616
BBB+	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	999,348	1,005,310
	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	261,250
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,089,158
Ca	750,000	Century Communications Sr. Notes 9.5% 3/01/05*	774,141	217,500
BBB+	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	598,758	627,669
BBB	1,000,000	Citizens Communications Co. 8.5% 5/15/06	992,712	960,874
BBB	1,000,000	Cox Communications, Inc. 7.75% 8/15/06	996,662	1,033,776
BBB-	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	977,377	1,042,014
CCC+	1,000,000	Qwest Communications Intl. Sr. Notes 7.25% 11/01/08	897,796	395,000
BBB-	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	501,933	525,231
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,026	1,037
A-	1,000,000	Telephone & Data Systems, Inc. 9.25% 2/10/25	1,043,684	1,100,678

		Total Corporate Bonds	10,781,706	10,076,268

		MORTGAGE-BACKED SECURITIES — 15.3%
AAA	181,861	Freddie Mac REMIC Planned Amortization Class 7.0% 4/15/21
		(Estimated Average Life 0.1 years)	177,968	182,167
AAA	168,730	Freddie Mac REMIC Planned Amortization Class 7.0% 7/15/21
		(Estimated Average Life 0.2 years)	167,356	169,622
AAA	532,848	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/21
		(Estimated Average Life 0.3 years)	542,346	535,771
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 9/15/09
		(Estimated Average Life 0.4 years)	1,002,654	1,018,491
AAA	385,250	Freddie Mac REMIC Planned Amortization Class 6.75% 12/15/21
		(Estimated Average Life 0.4 years)	382,489	389,835
AAA	3,622	Freddie Mac 9.5% 9/01/03 (Estimated Average Life 0.5 years)	3,622	3,709
AAA	2,000,000	Freddie Mac REMIC Planned Amortization Class 6.0% 12/15/23
		(Estimated Average Life 1.0 years)	2,067,816	2,045,272
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.25% 1/15/28
		(Estimated Average Life 2.0 years)	1,029,530	1,042,776

The accompanying notes form an integral part of these financial statements. 9

WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities, Continued

Rating	Face amount		Cost	Value

		MORTGAGE-BACKED SECURITIES — (Continued)
AAA	467,194	Fannie Mae 6.5% 6/01/18 (Estimated Average Life 2.0 years)	$466,694	$487,753
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.5% 1/15/27
		(Estimated Average Life 2.0 years)	1,026,723	1,043,736
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.0% 11/15/23
		(Estimated Average Life 2.3 years)	1,002,734	1,041,707

		Total Mortgage-Backed Securities	7,869,932	7,960,839

		TAXABLE MUNICIPAL BONDS — 1.8%
AAA	325,000	Baltimore Maryland 7.25% 10/15/05	327,154	369,821
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	566,450
AAA	10,000	Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14	10,000	10,444

		Total Taxable Municipal Bonds	837,154	946,715

		U.S. GOVERNMENT AND AGENCY SECURITIES — 24.1%
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,209,888
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,275	560,158
AAA	1,000,000	Fannie Mae 6.56% 11/26/07	1,000,000	1,007,522
AAA	1,000,000	Federal Home Loan Bank 4.0% 12/28/07	1,000,000	1,025,665
AAA	5,000,000	U.S. Treasury Note 5.0% 8/15/11	5,158,332	5,554,495
AAA	1,000,000	Freddie Mac 5.50% 9/15/11	999,908	1,094,846
AAA	1,000,000	Freddie Mac 6.41% 7/15/13	1,003,116	1,024,089

		Total U.S. Government and Agency Securities	11,661,631	12,476,663

The accompanying notes form an integral part of these financial statements. 10

WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities, Continued

Rating	Shares or units		Cost	Value

		COMMON STOCKS — 0.7%
	46,500	Hanover Capital Mortgage Holdings, Inc.	$402,650	$339,450

		CONVERTIBLE PREFERRED STOCKS — 3.7%
BBB	25,000	Citizens Communications Co. - Equity Units†	453,717	391,000
	46,600	Redwood Trust, Inc. 9.74% Pfd. Class B	1,225,075	1,502,850

		Total Convertible Preferred Stocks	1,678,792	1,893,850

		NON-CONVERTIBLE PREFERRED STOCKS — 0.5%
B3	5,000	Crown American Realty Trust 11% Pfd. Series A	217,000	277,500

	Face Amount

		SHORT-TERM SECURITIES — 33.8%
	$4,544,750	Wells Fargo Government Money Market Fund	4,544,750	4,544,750
AAA	10,000,000	Federal Home Loan Bank Discount Note 10/30/02	9,986,587	9,986,710
AAA	2,000,000	Federal Farm Credit Bank Discount Note 10/30/02	1,997,342	1,997,342
AAA	1,000,000	U.S. Treasury Bill due 11/07/02	998,348	998,417

		Total Short-Term Securities	17,527,027	17,527,219

		Total Investments in Securities	$50,975,892	51,498,504

		Other Assets Less Liabilities — 0.7%		364,230

		Total Net Assets — 100%		$51,862,734

		Net Asset Value Per Share		$11.14

*	Non-income producing

†	Each Equity Unit consists of a purchase contract for shares of Citizens Communications Co. common stock and a senior note due August 17, 2006 issued by Citizens Communications Co.

The accompanying notes form an integral part of these financial statements. 11

WEITZ SERIES FUND, INC. — FIXED INCOME FUND Statement of Assets and Liabilities September 30, 2002 (Unaudited)

Assets:
Investments in securities at value (cost $50,975,892)	$51,498,504
Accrued interest and dividends receivable	421,525

Total assets	51,920,029

Liabilities:
Due to adviser	21,048
Other expenses	36,247

Total liabilities	57,295

Net assets applicable to outstanding capital stock	$51,862,734

Net assets represented by:
Paid-in capital	52,418,000
Accumulated undistributed net investment income	530,428
Accumulated net realized loss	(1,608,306)
Net unrealized appreciation of investments	522,612

Total representing net assets applicable to shares outstanding	$51,862,734

Net asset value per share of outstanding capital stock
(4,656,585 shares outstanding)	$11.14

The accompanying notes form an integral part of these financial statements. 12

WEITZ SERIES FUND, INC. — FIXED INCOME FUND Statement of Operations Six months ended September 30, 2002 (Unaudited)

Investment income:
Dividends		$107,366
Interest		1,178,569

Total investment income		1,285,935

Expenses:
Investment advisory fee	$125,342
Administrative fee	47,003
Custodial fees	1,987
Directors fees	352
Sub-transfer agent and fund accounting fees	19,954
Other expenses	24,497

Total expenses		219,135
Less administrative fee waived by investment adviser		(31,122)

Net expenses		188,013

Net investment income		1,097,922

Realized and unrealized gain (loss) on investments:
Net realized loss on securities		(831,568)
Net unrealized appreciation of investments		705,022

Net realized and unrealized loss on investments		(126,546)

Net increase in net assets resulting from operations		$971,376

The accompanying notes form an integral part of these financial statements. 13

WEITZ SERIES FUND, INC. — FIXED INCOME FUND Statements of Changes in Net Assets

	Six months ended Sept. 30, 2002 (Unaudited)	Year ended March 31, 2002

Increase in net assets:
From operations:
Net investment income	$1,097,922	$2,168,779
Net realized gain (loss)	(831,568)	18,364
Net unrealized appreciation (depreciation)	705,022	(578,629)

Net increase in net assets resulting from operations	971,376	1,608,514

Distributions to shareholders from:
Net investment income	(1,129,926)	(2,086,684)

Total distributions	(1,129,926)	(2,086,684)

Capital share transactions:
Proceeds from sales	12,897,238	38,780,499
Payments for redemptions	(9,621,335)	(25,642,304)
Reinvestment of distributions	1,053,610	1,960,543

Total increase from capital share transactions	4,329,513	15,098,738

Total increase in net assets	4,170,963	14,620,568

Net assets:
Beginning of period	47,691,771	33,071,203

End of period (including undistributed investment income of
$530,428 and $562,431, respectively)	$51,862,734	$47,691,771

The accompanying notes form an integral part of these financial statements. 14

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Financial Highlights

The following financial information provides selected data for a share of the Fixed Income Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2002 (Unaudited)		Year ended March 31,

			2002	2001	2000	1999	1998

Net asset value, beginning of period	$11.17		$11.24	$10.68	$11.22	$11.26	$10.77

Income (loss) from investment operations:
Net investment income	0.24		0.53	0.71	0.69	0.66	0.65
Net gain (loss) on securities
(realized and unrealized)	(0.01)		(0.04)	0.58	(0.57)	(0.04)	0.47

Total from investment operations	0.23		0.49	1.29	0.12	0.62	1.12

Less distributions:
Dividends from net investment income	(0.26)		(0.56)	(0.73)	(0.66)	(0.66)	(0.63)

Net asset value, end of period	$11.14		$11.17	$11.24	$10.68	$11.22	$11.26

Total return	2.1%	†	4.4%	12.6%	1.2%	5.7%	10.7%
Ratios/supplemental data:
Net assets, end of period ($000)	51,863		47,692	33,071	31,282	36,314	30,334
Ratio of net expenses to average net assets ††	0.75%	*	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income
to average net assets	4.38%	*	5.08%	6.46%	6.15%	5.91%	6.18%
Portfolio turnover rate	10%	†	16%	1%	39%	26%	21%

*	Annualized

†	Not Annualized

††	Absent voluntary waivers, the expense ratio would have been 0.87% for the six months ended September 30, 2002, and 0.91%, 0.95%, 0.88%, 0.86% and 0.91% for the years ended March 31, 2002, 2001, 2000, 1999 and 1998, respectively.

The accompanying notes form an integral part of these financial statements. 15

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
September 30, 2002 – Semi-Annual Report

October 10, 2002

Dear Fellow Shareholder:

     The yield on the Government Money Market Fund was mostly unchanged during the third quarter. As of September 30th, the 7-day and 30-day yields of our portfolio were 1.2% and 1.1%, respectively. (An investment in the Fund is neither insured nor guaranteed by the U. S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value.)

     Short-term interest rates remained at multi-decade lows during the quarter as hopes of an economic rebound turned to fears of a double dip recession. Investor uncertainty has led to heightened risk aversion and a flight to quality (mainly U.S. Treasury securities).

     It would seem the Federal Reserve’s efforts at stimulating the economy by dramatically reducing short-term interest rates over the past 1¾ years has yet to produce meaningful results. The stock market is in a painful bear market, investor confidence has been declining, and economic data has been weak.

     The unpleasant conclusion for money market investors would seem to be that today’s low returns (approximately 1%) may last longer than I would have thought a few months ago. Reinvestment opportunities are low and may head lower should the Fed decide to lower short-term rates further. We will, however, continue to focus on maintaining liquidity for our investors and pursuing an investment objective of capital preservation by investing in liquid short-term Government securities that have a weighted-average maturity of less than 90 days.

     If you have any questions about the mechanics of the Fund or our investment strategy, please call.

Best Regards,

Thomas D. Carney Portfolio Manager

16

WEITZ SERIES FUND, INC. GOVERNMENT MONEY MARKET FUND Schedule of Investments in Securities September 30, 2002 (Unaudited)

Rating	Face amount		Value

		U.S. GOVERNMENT AND AGENCY SECURITIES — 97.9% †
AAA	$17,500,000	Federal Farm Credit Bank Discount Note 1.677% 10/30/02	$17,476,740
AAA	10,000,000	Federal Farm Credit Bank Discount Note 1.658% 11/05/02	9,984,153
AAA	9,000,000	U.S. Treasury Bill 1.628% 11/07/02	8,985,188
AAA	30,000,000	Federal Home Loan Bank Discount Note 1.690% 12/04/02	29,911,467

		Total U.S. Government and Agency Securities	66,357,548

	Shares

		SHORT-TERM SECURITIES — 2.2%
	1,470,800	Wells Fargo 100% Treasury Money Market Fund	1,470,800

		Total Investments in Securities (Cost $67,828,348)**	67,828,348
		Other Liabilities in Excess of Other Assets — (0.1%)	(48,253)

		Total Net Assets — 100%	$67,780,095

†	Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

**	Cost is the same for Federal income tax purposes.

The accompanying notes form an integral part of these financial statements. 17

WEITZ SERIES FUND, INC. GOVERNMENT MONEY MARKET FUND Statement of Assets and Liabilities September 30, 2002 (Unaudited)

Assets:
Investment in securities at amortized cost, which approximates value	$67,828,348
Accrued interest	2,556

Total assets	67,830,904

Liabilities:
Due to adviser	14,268
Other expenses	36,541

Total liabilities	50,809

Net assets applicable to outstanding capital stock	$67,780,095

Net assets represented by:
Paid-in capital	67,780,095

Total representing net assets applicable to shares outstanding	$67,780,095

Net asset value per share of outstanding capital stock
(67,780,095 shares outstanding)	$1.000

The accompanying notes form an integral part of these financial statements. 18

WEITZ SERIES FUND, INC. GOVERNMENT MONEY MARKET FUND Statement of Operations Six months ended September 30, 2002 (Unaudited)

Investment income:
Interest		$440,299

Total investment income		440,299

Expenses:
Investment advisory fee	$129,445
Administrative fee	48,439
Custodial fees	2,366
Directors fees	256
Sub-transfer agent and fund accounting fees	17,873
Other expenses	21,226

Total expenses		219,605
Less advisory and administrative fees waived by investment adviser		(90,161)

Net expenses		129,444

Net investment income		310,855

Realized gain on investments		602

Net increase in net assets resulting from operations		$311,457

The accompanying notes form an integral part of these financial statements. 19

WEITZ SERIES FUND, INC. GOVERNMENT MONEY MARKET FUND Statements of Changes in Net Assets

	Six months ended Sept. 30, 2002 (Unaudited)	Year ended March 31, 2002

Increase in net assets:
From operations:
Net investment income	$310,855	$913,918
Net realized gain	602	5,179

Net increase in net assets resulting from operations	311,457	919,097

Distributions to shareholders from:
Net investment income	(310,855)	(913,918)
Net realized gain	(602)	(5,179)

Total distributions	(311,457)	(919,097)

Capital share transactions, at $1.00 per share:
Proceeds from sales	130,335,520	149,879,027
Payments for redemptions	(103,614,834)	(149,658,086)
Reinvestment of distributions	296,269	1,031,317

Total increase from capital share transactions	27,016,955	1,252,258

Total increase in net assets	27,016,955	1,252,258

Net assets:
Beginning of period	40,763,140	39,510,882

End of period	$67,780,095	$40,763,140

The accompanying notes form an integral part of these financial statements. 20

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2002 (Unaudited)		Year ended March 31,

			2002	2001	2000	1999	1998

Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.006		0.024	0.056	0.046	0.045	0.049

Less distributions:
Dividends from net investment income	(0.006)		(0.024)	(0.056)	(0.046)	(0.045)	(0.049)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total return	0.6%	†	2.5%	5.8%	4.6%	4.7%	5.1%
Ratios/supplemental data:
Net assets, end of period ($000)	67,780		40,763	39,511	38,426	33,157	8,330
Ratio of net expenses to average
net assets ††	0.50%	*	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income
to average net assets	1.20%	*	2.40%	5.57%	4.61%	4.47%	4.95%

*	Annualized

†	Not Annualized

††	Absent voluntary waivers, the expense ratio would have been 0.85% for the six months ended September 30, 2002, and 0.94%, 0.97%, 0.89%, 1.03% and 1.12% for the years ended March 31, 2002, 2001, 2000, 1999 and 1998, respectively.

The accompanying notes form an integral part of these financial statements. 21

WEITZ SERIES FUND, INC. — FIXED INCOME FUND GOVERNMENT MONEY MARKET FUND Notes to Financial Statements September 30, 2002 (Unaudited)

(1)	Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2002, the Company had four series in operation: the Fixed Income Fund, the Government Money Market Fund, the Value Fund and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Fixed Income and the Government Money Market Funds (each, a “Fund”).

The Fixed Income Fund’s investment objective is high current income consistent with preservation of capital.

The Government Money Market Fund’s investment objective is current income consistent with the preservation of capital and maintenance of liquidity. The Government Money Market Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding one year.

(2)	Significant Accounting Policies

The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a)	Valuation of Investments

Fixed Income Fund

Investment securities are carried at market determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange and over-the-counter securities traded on the Nasdaq national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

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•	The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share.

(b)	Federal Income Taxes

Since the Funds’ policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fixed Income Fund.

(c)	Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

With respect to the Fixed Income Fund, income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

With respect to the Government Money Market Fund, in computing net investment income, the Fund amortizes premiums and discounts and accrues interest income daily.

(d)	Dividend Policy

The Fixed Income Fund will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Fixed Income Fund pays income dividends on a quarterly basis. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise. The Government Money Market Fund will declare dividends daily and pay dividends monthly.

(e)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results may differ from those estimates.

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(3)	Related Party Transactions

Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Funds’ shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the respective Fund’s average daily net asset value.

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Funds for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for each Fund is as follows:

AVERAGE DAILY NET ASSETS BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse each Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the respective Fund’s average annual daily net asset value. For the six months ended September 30, 2002, the Adviser has voluntarily capped fees and expenses for the Fixed Income and Government Money Market Funds at 0.75% and 0.50%, respectively, of the Funds’ average annual net assets. The total investment advisory and administrative fees, including the amounts waived by the Adviser, are set forth in each Fund’s statement of operations. As of September 30, 2002, the majority shareholder of the Adviser holds approximately 13% of the Government Money Market Fund.

Weitz Securities, Inc. as distributor, received no compensation for distribution of shares of the Funds.

(4)	Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Fixed Income Fund and 100 million of these shares have been authorized to be issued in the series designated Government Money Market Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that series relates and will have no interest in the assets of any other series.

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Transactions in the capital stock of the Fixed Income Fund are summarized as follows:

	Six months ended Sept. 30, 2002 (Unaudited)	Year ended March 31, 2002

Transactions in shares:
Shares issued	1,162,556	3,428,087
Shares redeemed	(869,853)	(2,278,035)
Reinvested dividends	95,619	174,949

Net increase	388,322	1,325,001

(5)	Distributions to Shareholders and Distributable Earnings

All distributions during the year ended March 31, 2002 were from ordinary income.

As of March 31, 2002, the components of distributable earnings of the Fixed Income Fund on a tax basis are as follows:

Undistributed ordinary income	$562,431
Capital loss carryforwards	(776,737)
Unrealized depreciation	(182,410)

$(396,716)

The capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2004 — $337,251, March 31, 2005 — $14,632, March 31, 2008 — $60,229, March 31, 2009 — $356,927 and March 31, 2010 — $7,698.

(6)	Securities Transactions

Fixed Income Fund

Purchases and proceeds from maturities or sales of investment securities of the Fixed Income Fund, other than short-term securities, aggregated $3,468,164 and $8,779,139, respectively. The cost of investments for Federal income tax purposes is $50,978,632. At September 30, 2002, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $2,159,923 and $1,640,051, respectively.

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Board of Directors
     Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers
     Wallace R. Weitz, President
     Mary K. Beerling, Vice-President & Secretary
     Linda L. Lawson, Vice-President
     Richard F. Lawson, Vice-President

Investment Adviser
     Wallace R. Weitz & Company

Distributor
     Weitz Securities, Inc.

Custodian
     Wells Fargo Bank Minnesota,
     National Association

Transfer Agent and Dividend Paying Agent
     Wallace R. Weitz & Company

Sub-Transfer Agent
     National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

10/25/02